Amended as of May 19, 1998



                 STOCK OPTION PLAN OF DEARBORN BANCORP, INC.



Article I. - Purpose


         The purpose of the Stock Option Plan (the "Plan") of Dearborn Bancorp, Inc., a Michigan corporation, is to enable key employees of the Company and its subsidiaries to participate in the Company's future growth and profitability by offering them long-term performance-based incentive compensation. The Plan also provides a means through which the Company and its subsidiaries can attract and retain key employees.


Article II. - Definitions


         2.1 The following terms have the meaning described below when used in the Plan:


         (a). "Board of Directors" shall mean the Board of Directors of the Company.

         (b) "Code" shall mean the Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time.

         (c) "Committee" shall mean the Stock Option Committee of the Board of Directors.

         (d)  "Common Stock" shall mean the Common Stock of the Company.

         (e)  "Company" shall mean Dearborn Bancorp, Inc.

         (f) "Fair Market Value" shall mean as of any given date the price established and determined by the Board of Directors, provided, however, if the Common Stock is traded in the over-the-counter market, fair market value shall mean the closing price of the Common Stock, in such market rounded, if necessary, to the next full one cent, or if there is no such price published, then on the most recent preceding date on which such prices are published.

         (g)  "Incentive Stock Option" shall mean a stock option granted under
Article VI that is intended to meet the requirements of Section 422 of the Code.


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         (h)  "Non-Qualified Stock Option" shall mean a stock option granted under Article VI that is not intended to be an Incentive Stock Option.

         (i) "Option" shall mean an Incentive Stock Option or Non-Qualified Stock Option.

         (j) "Participant" shall mean an eligible employee who has been granted an Option.

         (k) "Subsidiary" shall mean a corporation a majority of the outstanding voting capital stock of which is owned by the Company.



Article III. - Administration

         3.1 Stock Option Committee. (a) The Stock Option Committee appointed by the Board of Directors of the Company shall administer the Plan. The members of the Committee shall not be eligible to receive an Option under the Plan. The Committee shall have full power and authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be issued or adopted by the Board of Directors, to grant to eligible employees Options under Article VI of the Plan, to interpret the provisions of the Plan and any agreements relating to Options granted under the Plan and to supervise the administration of the Plan.

         (b) Decisions of Committee. All decisions made by the Committee pursuant to the provisions of the Plan and related resolutions of the Board of Directors shall be final, conclusive and binding on all persons, including the Company, its shareholders and employees, and beneficiaries of employees.


Article IV - Shares Subject to the Plan

         4.1 (a) Number of Shares. Subject to adjustment as provided for in
Section 4.1(b), the maximum number of shares of Common Stock with respect to which Options may be granted shall be 250,000 shares of Common Stock. Shares of Common Stock shall be made available from the authorized but unissued shares of the Company. If an Option granted under the Plan shall expire or terminate for any reason, the shares subject to, but not delivered, under such Option shall be available for other Options to be issued under the Plan.


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         (b) Adjustments. All as may be deemed appropriate by the Committee, the aggregate number of shares of Common Stock which may be issued under the Plan, the number of shares covered by each outstanding Option, and the price per share in each Option, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a subdivision or consolidation of shares or any other capital adjustment, a stock split, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt of consideration by the Company.



Article V - Eligibility

         5.1 The persons eligible to participate in the Plan and receive Options under the Plan shall consist of officers and other key employees of the Company and its subsidiaries, including directors who are full time employees, as determined by the Committee.



Article VI - Stock Options

         6.1 Grant of Options. Subject to the limitations of the Plan, the Committee, after such consultation with and consideration of the recommendations of management as the Committee considers desirable, shall select from eligible employees Participants to be granted Options and determine the time when each Option shall be granted and the number of shares subject to each Option. Options may be either Incentive Stock Options or Non-Qualified Stock Options. An employee may be granted multiple options under the Plan. The Committee may not grant an employee Incentive Stock Options which in the aggregate are first exercisable during any one calendar year with respect to Common Stock the aggregate Fair Market Value of which (determined as of the time of grant) exceeds $100,000.

         6.2 Option Agreements. Each Option under the Plan shall be evidenced by an option agreement that shall be signed by an officer of the Company and the Participant and shall contain such provisions as may be approved by the Committee. Any such option agreement may be amended from time to time as approved by the Committee and the Participant, provided that the terms of such option agreement after being amended conform to the terms of the Plan.


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         6.3  Option Price. The price at which shares may be purchased upon exercise of an Option shall be not less than one hundred percent (100%) of the Fair Market Value of such shares on the date such Option is granted.


         6.4 Exercise of Options.

         (a) The period during which each Option may be exercised shall be fixed by the Committee at the time such Option is granted, but such period in no event shall expire later than ten (10) years from the date the Option is granted.

         (b) Except as permitted by Sections 6.6 and 7.1, each Option may not be exercised for a period of six months from the date the Option is granted and then only during the continuance of the Participant's employment with the Company or any of its subsidiaries. Subject to the foregoing limitations and the terms and conditions of the option agreement and unless cancelled prior to exercise, each Option shall be exercisable in whole or in part in installments at such time or times as the Committee may prescribe and specify in the applicable option agreement.

         (c) No shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefor is received by the Company. Such payment shall be made in cash or, at the discretion of the Committee, through the delivery of shares of Common Stock of the Company with a value equal to the total option price or a combination of cash and shares. Any shares so delivered shall be valued at their Fair Market Value on the exercise date. No Participant shall be deemed to be a holder of any shares subject to any Option prior to the issuance of such shares upon exercise of such Option.


         6.5 Non-Transferability of Options. No Option or any rights with respect thereto shall be subject to any debts or liabilities of a Participant, nor be assignable or transferable except by Will or the laws of descent and distribution, nor be exercisable during the Participant's lifetime other than by the Participant, nor shall Common Stock be issued to or in the name of one other than the Participant; provided, however, that an Option may after the death or disability of a Participant be exercised pursuant to Section 6.6(b); and provided further than any Common Stock issued to a Participant hereunder may at the request of the Participant be issued in the names of the Participant and one other person, as joint tenants with right of survivorship and not as tenants in common, or in the name of a trust for the benefit of the Participant or for the benefit of the Participant and others.


         6.6 Death and Disability. Subject to the condition that no Option may be exercised in whole or in part after the expiration of the option period specified in the applicable option agreement and subject further to the requirement that a Participant may not exercise an Option within six months following the grant of the Option:


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         (a) Except as hereinafter provided, an Option may be exercised by the Participant only while such Participant is in the employ of the Company or a subsidiary. In the event that the employment of a Participant to whom an Option has been granted under the Plan shall terminate (except as set forth below) such Option may be exercised, to the extent that the Option was exercisable on the date of termination of employment, only until the earlier of three (3) months after such termination or the original expiration date of the Option; provided, however, that if termination of employment results from death or total and permanent disability, such three (3) month period shall be extended to twelve (12) months; and provided, further, that any Option held by a Participant whose employment shall be terminated either (i) for cause as determined by the Committee or (ii) voluntarily by the Participant and without the consent of the Company shall, to the extent not theretofore exercised, forthwith terminate.

         (b) In the event of the permanent disability of a Participant as determined by the Committee, an Option which is otherwise exercisable may be exercised by the Participant's legal representative or guardian. In the event of the death of the Participant, an Option which is otherwise exercisable may be exercised by the person or persons whom the Participant shall have designated in writing on forms prescribed by and filed with the Committee ("Beneficiaries"), or, if no such designation has been made, by the person or persons to whom the Participant's rights shall have passed by Will or the laws of descent and distribution ("Successors"). The Committee may require an indemnity and/or such evidence or other assurances as it may deem necessary in connection with an exercise by a legal representative, guardian, Beneficiary or Successor.



Article VII - General Provisions


         7.1  Change in Control.

         (a) In the case of a Change in Control (as defined below) of the Company, unless the Committee determines otherwise, each Option then outstanding shall immediately become exercisable in full.

         (b) Any determination by the Committee made pursuant to this Section may be made as to all outstanding Options or only as to certain Options specified by the Committee and any such determinations shall be made in cases covered by subparagraphs 7.1(c)(i) and (ii) below prior to or as soon as practicable after the occurrence of such event and in the cases covered by subparagraphs 7.1(c)(iii) or (iv) prior to the occurrence of such event.


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         (c)  A Change in Control shall occur if:

              (i) Any "person" or "group of persons" as such terms are defined in Section 13(d) and 14(c) of the Securities Exchange Act of 1934 (the "Exchange Act") directly or indirectly purchases or otherwise becomes the "beneficial owner" (as defined in the Exchange Act) or has the right to acquire such beneficial ownership (whether or not such right is exercised immediately, with the passage of time or subject to any condition) of voting securities representing thirty percent (30%) or more of the combined voting power of all outstanding voting securities of the Company,

            (ii) During any period of two consecutive years the individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least the majority of the members thereof unless (1) there are five or more directors then still in office who were directors at the beginning of the period and (2) the election or the nomination for election by the Company's shareholders of each new director was approved by at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the period,

           (iii) The shareholders of the Company shall approve an agreement to merge or consolidate the Company with or into another corporation as a result of which less than fifty percent (50%) of the outstanding voting securities of the surviving or resulting entity are or are to be owned by the former shareholders of the Company (excluding from former shareholders a shareholder who is or as a result of the transaction in question, becomes an "affiliate" as defined in Rule 12b-2 under the Exchange Act of any party to such consolidation or merger), or

            (iv) The shareholders of the Company shall approve the sale of all or substantially all of the Company's business and/or assets to a person or entity that is not a wholly-owned subsidiary of the Company.


         7.2 No Right of Continued Employment. Neither the establishment of the Plan, the granting of Options or the payment of any benefits hereunder or any action of the Company or of the Board of Directors or of the Committee shall be held or construed to confer upon any person any legal right to be continued in the employ of the Company or its subsidiaries, each of which expressly reserves the right to discharge any employee whenever the interest of any such company in its sole discretion may so require without liability to such company, the Board of Directors or the Committee except as to any rights that may be expressly conferred upon such employee under the Plan.



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         7.3  No Segregation of Cash or Shares. The Company shall not be required to segregate any shares of Common Stock that may at any time be represented by Options, and the Plan shall constitute an "unfunded" plan of the Company. No employee shall have rights with respect to shares of Common Stock prior to the delivery of such shares. The Company shall not, by any provisions of the Plan, be deemed to be a trustee of any Common Stock or any other property and the liabilities of the Company to any employee pursuant to the Plan shall be those of a debtor pursuant to such contract obligations as are created by or pursuant to the Plan, and the rights of any employee, former employee or beneficiary under the Plan shall be limited to those of a general creditor of the Company.


         7.4 Delivery of Shares. No shares shall be delivered pursuant to any exercise of an Option under the Plan unless the requirements of such laws and regulations as may be deemed by the Committee to be applicable thereto are satisfied. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.


         7.5 Governing Law. The Plan and all determinations made and action taken pursuant thereto shall be governed by the laws of the State of Michigan and construed in accordance therewith.


         7.6 Payments and Tax Withholding. The delivery of any shares of Common Stock under the Plan shall be for the account of the Company and any such delivery or distribution shall not be made until the recipient shall have made satisfactory arrangements for the payment of any applicable withholding taxes.



Article VIII - Amendment and Termination

         8.1 Amendment or Termination. The Board of Directors may amend or terminate the Plan provided, however, that no such amendment or termination shall adversely affect any Option then in effect unless the prior approval of the Participant so affected is obtained and provided further that any amendment to the Plan shall be subject to shareholder approval to the extent necessary to satisfy the requirements of Section 16 under the Securities Exchange Act of 1934.


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Article IX - Effectiveness of Plan

         9.1 The Plan was adopted by the Board of Directors on May 17, 1994 subject to the approval by the shareholders of the Company.



Article X - Severability

         10.1 If any provision of the Plan, or any term or condition of any Option granted thereunder, is invalid, such provision, term, condition or application shall to that extent be void (or, in the discretion of the Board of Directors, such provision, term or condition may be amended so as to avoid such invalidity or failure), and shall not affect other provisions, terms or conditions or applications thereof, and to this extent such provisions, terms and conditions are severable.


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